UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): October 1, 2007


                           POINT BLANK SOLUTIONS, INC.
             ______________________________________________________
             (Exact name of registrant as specified in its charter)


          DELAWARE                  001-13112                    11-3129361
________________________________________________________________________________
(State or other jurisdiction      (Commission                   (IRS Employer
     of incorporation)             File Number)              Identification No.)


2102 SW 2nd Street, Pompano Beach, Florida                              33069
________________________________________________________________________________
 (Address of principal executive offices)                             (Zip Code)


       Registrant's telephone number, including area code: (954) 630-0900


                               DHB INDUSTRIES, INC
          _____________________________________________________________
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.03 AMENDMENTS TO ARTICLES OF INCORPORATION OR BY-LAWS; CHANGE IN FISCAL YEAR.

On October 1, 2007, DHB Industries, Inc. (the "Company") changed its name from DHB Industries, Inc. to Point Blank Solutions, Inc. Pursuant to Section 253 of the Delaware General Corporation Law, the name change was effected by the merger of Point Blank Solutions, Inc., a wholly-owned subsidiary of the Company, with and into the Company (the "Merger") and the filing of a Certificate of Ownership and Merger with the Secretary of State of the State of Delaware on October 1, 2007. The Merger became effective on October 1, 2007 at the time of the Certificate of Ownership and Merger was filed. A copy of the Certificate of Ownership and Merger is attached as Exhibit 3.2.

The name change did not require stockholder approval and outstanding stock certificates of the Company are not affected by the change in name and need not be exchanged as they continue to be valid.

The registrant's common stock continues to be traded in the over-the-counter market and quoted on the Pink Sheets under the symbol "DHBT.PK." The name change may result in a change in the Company's ticker symbol.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit No.                 Description of Exhibit

    3.1 Certificate of Ownership and Merger of Point Blank Solutions, Inc. into DHB Industries, Inc., dated October 1, 2007.

   99.1 Press Release issued by Point Blank Solutions, Inc. entitled "DHB Announces Name Change to Point Blank Solutions, Inc." and dated October 2, 2007.


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


                                   SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        POINT BLANK SOLUTIONS, INC.


Date: October 2, 2007                   /s/ JOHN SIEMER
                                        ________________________________________
                                        Name: John Siemer
                                        Title: COO and Chief of Staff











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


                                  EXHIBIT INDEX


EXHIBIT NO.     DESCRIPTION OF EXHIBIT

   3.1 Certificate of Ownership and Merger of Point Blank Solutions, Inc. into DHB Industries, Inc., dated October 1, 2007.

  99.1 Press Release issued by Point Blank Solutions, Inc. entitled "DHB Announces Name Change to Point Blank Solutions, Inc." and dated October 2, 2007.



























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